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                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

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                             FORM 8-K


                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                 Date of Report:   September 7, 2000


                          CBRL GROUP, INC.

                             Tennessee

                 000-25225                 62-1749513
                 ---------                 ----------


            305 Hartmann Drive, Lebanon, Tennessee  37087


                           (615) 444-5533



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ITEM 5. OTHER EVENTS.

        On September 7, 2000, CBRL Group, Inc. (the "Company") announced its fourth quarter and fiscal year end results. The Company also commented on current trends and earnings targets for fiscal 2001. In connection with that earnings announcement, the Company also implemented a new policy pursuant to which it intends to present information to the public only pursuant to the requirements of Securities and Exchange Commission Regulation FD, which will come effective October 23, 2000. In connection with its earnings targets and forward looking statements, the Company specifically urged caution in considering its present trends and internal targets, and stated specifically that it assumes no obligation to update such information other than in the Company's periodic filings to the Securities and Exchange Commission under Forms 10-K, 10-Q and 8-K. A copy of the September 7, 2000 press release in which the quarterly and fiscal year end results were announced is attached as
Exhibit 99.1 to this current report on Form 8-K. For information purposes, a copy of the August 31, 2000 press release announcing the Company's online, real-time webcast and rebroadcast of its fiscal year earnings conference call on September 7, 2000 is attached as Exhibit 99.2 to this current report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        Exhibit         Description
        -------         -----------

        99.1            September 7, 2000 press release
        99.2            August 31, 2000 press release


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 2000           CBRL GROUP, INC.


                                     By: /s/ James F. Blackstock
                                         --------------------------------
                                     Name:  James F. Blackstock
                                     Title: Senior Vice President,
                                            Secretary and General Counsel





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                              EXHIBIT INDEX


Exhibit         Description                             Page No.
-------         -----------                             --------

99.1            September 7, 2000 press release.            4

99.2            August 31, 2000 press release.             10














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